UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2007

Rockwell Automation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12383	25-1797617
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1201 South Second Street, Milwaukee, Wisconsin		53204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-382-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Registrant's press release dated May 24, 2007, announcing that it has reached an agreement to acquire Industrial Control Services Group Limited, a corporation headquartered in the United Kingdom, is furnished herewith as Exhibit 99 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
99 Press Release of Registrant dated May 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rockwell Automation, Inc.

May 25, 2007	By:	/s/ Douglas M. Hagerman

Name: Douglas M. Hagerman
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press Release of Registrant dated May 24, 2007